Exhibit 99.2

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Date of Issuance February 28, 2008

All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.

This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made only by means of a prospectus.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

TABLE OF CONTENTS

PAGE

CORPORATE DATA

About the Company	3
Board of Directors and Executive Officers	4
Equity Research Coverage	5

FINANCIAL HIGHLIGHTS

Supplemental Financial Data	6
Consolidated Statements of Operations	7
Discontinued Operations	8
Non-GAAP Financial Measures	8
Debt Summary	17

PORTFOLIO DATA

Portfolio Distribution	19
Detailed Operating Statistics by Brand	20
Detailed Operating Statistics for FelCor’s Top Markets	21
Pro Rata Share of Rooms Owned	22
Capital Expenditures	22
Renovation Completion Schedule	23
Projected Renovation Program Summary	25
Unconsolidated Operations	25
Hotels Sold in 2007	26

This supplement contains registered trademarks owned or licensed by companies other than us, which may include, but are not limited to, Crowne Plaza®, Disneyland®, Doubletree®, Doubletree Guest Suites®, Embassy Suites Hotels®, Hampton Inn®, Hilton®, Hilton Suites®, Holiday Inn®, Holiday Inn & Suites®, Holiday Inn Express & Suites®, Holiday Inn Select®, Marriott®, Renaissance®, Sheraton®, Sheraton Suites®, Walt Disney World® and Westin®.

With the exception of historical information, the matters discussed in this news release include “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumption and forecasts of future results. Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those anticipated at the time the forward-looking statements are made. General economic conditions, operating risks associated with the hotel business, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased fuel prices and security precautions, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, the cyclical nature of the real estate markets, our ability to continue to qualify as a Real Estate Investment Trust for federal income tax purposes and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially. We undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

CORPORATE DATA

About the Company

In 1994, FelCor Lodging Trust Incorporated, a real estate investment trust (REIT), went public with six hotels, and a market capitalization of $120 million.  We are the nation’s largest owner of upper-upscale, all-suite hotels. At December 31, 2007, our portfolio was comprised of 85 consolidated hotels and resorts located in 23 states and Canada. For these hotels, the operating revenues and expenses are reflected in our consolidated statements of operations because of our majority ownership interests of the operating lessees of these hotels. We also owned 50 percent joint venture interests in four hotels whose operations were accounted for using the equity method. We were the largest owner of Embassy Suites Hotels and Doubletree Guest Suites hotels. We had an enterprise value of approximately $3.0 billion.

Strategy

Our long-term strategic plan is to own a diversified portfolio of high quality, upscale hotels flagged under leading brands and then increase shareholder value and return on invested capital by maximizing the use of our real estate and enhancing cash flow. We continually examine our portfolio to address issues of market supply, capital needs, changes in demand patterns and concentration of risk. In order to achieve our strategic objectives, we have identified four goals: portfolio repositioning; debt reduction; internal growth consisting of a comprehensive renovation program, redevelopment projects and a new asset management approach; and external growth.

Public Ratings
	Corporate	Senior Debt	Preferred Stock
Moody’s	Ba3	Ba3	B2
Standard & Poors	BB-	B+	B-

Stock Exchange Listing

Common Stock (NYSE: FCH)

$1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)

8% Series C Cumulative Redeemable Preferred Stock (NYSE: FCHPRC)

Fiscal Year End

December 31

Number of employees

72

Corporate Headquarters

545 E. John Carpenter Frwy., Suite 1300

Irving, TX 75062

(972) 444-4900

Investor/Media Relations Contact

Stephen A. Schafer

Vice President Strategic Planning & Investor Relations

(972) 444-4912

sschafer@felcor.com

Information Request

information@felcor.com

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Board of Directors

Thomas J. Corcoran, Jr.

Chairman of the Board, FelCor Lodging Trust Incorporated

Melinda J. Bush, C.H.A.

Chairman and Chief Executive Officer, HRW Holdings, LLC

Robert F. Cotter

President, Kerzner International Holdings Limited

Richard S. Ellwood

Private Investor

Thomas C. Hendrick

President and Partner, Sagewood Partners, LLC

David C. Kloeppel

Executive Vice President and Chief Financial Officer, Gaylord Entertainment Company

Charles A. Ledsinger, Jr.

Vice Chairman and Chief Executive Officer, Choice Hotels International

Robert H. Lutz, Jr.

President, RL Investments, Inc.

Robert A. Mathewson

President, RGC, Inc.

Richard A. Smith

President and Chief Executive Officer, FelCor Lodging Trust Incorporated

Executive Officers

Richard A. Smith, President and Chief Executive Officer

Michael A. DeNicola, Executive Vice President and Chief Investment Officer

Troy A. Pentecost, Executive Vice President, Director of Asset Management

Andrew J. Welch,Executive Vice President and Chief Financial Officer

Jonathan H. Yellen, Executive Vice President, General Counsel and Secretary

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Equity Research Coverage

Firm	Analyst	Telephone

Citigroup Smith Barney	Joshua Attie	(212) 816-1533

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Friedman, Billings, Ramsey & Co.	Wilkes Graham	(703) 312-9737

Green Street Advisors	John V. Arabia	(949) 640-8780

JPMorgan	C. Patrick Scholes	(212) 622-6656

Lehman Brothers	Felicia R. Hendrix	(212) 526-5562

Merrill Lynch	Amanda Bryant	(212) 449-2922

Morgan, Keegan & Co.	Napoleon Overton	(901) 579-4865

Stifel, Nicolaus & Company	Rod F. Petrik	(410) 454-4131

UBS (US)	William B. Truelove	(212) 713-8825

Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information, ratios and percentages)

	December 31,
Total Enterprise Value	2007	2006
Common shares outstanding	62,707	62,052
Units outstanding	1,354	1,355
Combined shares and units outstanding	64,061	63,407
Common stock price at end of period	$15.59	$21.84
Common equity capitalization	$998,711	$1,384,809
Series A preferred stock	309,362	309,362
Series C preferred stock	169,412	169,412
Consolidated debt	1,475,607	1,369,153
Minority interest of consolidated debt	(7,305)	(8,150)
Pro rata share of unconsolidated debt	94,181	98,731
Cash and cash equivalents	(57,609)	(124,179)
Total enterprise value (TEV)	$2,982,359	$3,199,138

Dividends Per Share
Dividends declared (full year):
Common stock	$1.20	$0.80
Series A preferred stock	1.95	1.95
Series C preferred stock (depositary shares)	2.00	2.00

Selected Balance Sheet Data
Investment in hotels, net	$2,400,057	$2,044,285
Hotels held for sale	-	133,801
Total cash and cash equivalents	57,609	124,179
Total assets	2,683,835	2,583,249
Total debt	1,475,607	1,369,153
Total stockholders’ equity	1,006,914	1,010,931
Total stockholders equity less preferred equity	528,140	532,157
Book value per common share outstanding	8.42	8.58

.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Nine Months Ended September 30, 2007

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006
Revenues:
Hotel operating revenue:
Room	$197,495	$185,491	$830,978	$809,466
Food and beverage	37,647	34,928	136,793	129,200
Other operating departments	12,887	12,473	51,024	52,293
Other revenue	477	10	3,089	79
Total revenues	248,506	232,902	1,021,884	991,038

Expenses:
Hotel departmental expenses:
Room	50,032	47,690	204,426	199,283
Food and beverage	27,873	25,249	104,086	97,012
Other operating departments	5,397	5,602	20,924	23,436
Other property related costs	67,957	66,168	275,217	270,301
Management and franchise fees	12,790	11,775	53,508	51,237
Taxes, insurance and lease expense	28,872	27,926	121,259	112,052
Abandoned projects	-	33	22	33
Corporate expenses	4,986	4,778	20,718	23,308
Other expenses	1,112	-	2,803	-
Depreciation	30,022	24,483	110,751	94,579
Total operating expenses	229,041	213,704	913,714	871,241

Operating income	19,465	19,198	108,170	119,797
Interest expense, net	(23,755)	(24,021)	(92,489)	(110,867)
Charge-off of deferred financing costs	-	(2,599)	-	(3,562)
Early extinguishment of debt, net	-	(12,033)	-	(12,471)
Gain on swap termination	-	1,715	-	1,715
Income (loss) before equity in income from unconsolidated entities, minority interests and sale of assets	(4,290)	(17,740)	15,681	(5,388)
Equity in income from unconsolidated entities	846	1,829	20,357	11,537
Minority interests	570	867	1,033	2,508
Loss on sale of other assets	-	-	-	(92)
Gain on sale of condominiums	129	-	18,622	-
Income (loss) from continuing operations	(2,745)	(15,044)	55,693	8,565
Discontinued operations	(547)	26,030	33,346	42,480
Net income (loss)	(3,292)	10,986	89,039	51,045
Preferred dividends	(9,679)	(9,691)	(38,713)	(38,713)
Net income (loss) applicable to common stockholders	$(12,971)	$1,295	$50,326	$12,332

Basic per common share data:
Net income (loss) from continuing operations	$(0.20)	$(0.40)	$0.28	$(0.50)
Net income (loss)	$(0.21)	$0.02	$0.82	$0.20
Basic weighted average common shares outstanding	61,649	61,268	61,600	60,734
Diluted per common share data:
Net income (loss) from continuing operations	$(0.20)	$(0.40)	$0.27	$(0.50)
Net income (loss)	$(0.21)	$0.02	$0.81	$0.20
Diluted weighted average common shares outstanding	61,649	61,268	61,897	60,734
Cash dividends declared on common stock	$0.35	$0.25	$1.20	$0.80

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Discontinued Operations

(in thousands)

Discontinued operations include the results of operations of 11 hotels sold in 2007 and 31 hotels sold in 2006. Condensed financial information for the hotels included in discontinued operations is as follows:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006
Operating revenue	$-	$32,268	$26,522	$204,494
Operating expenses	(59)	(31,891)	(18,430)	(200,958)
Operating income (loss)	(59)	377	8,092	3,536
Interest income (expense), net	-	(259)	(14)	(1,206)
Gain (loss) on sale of hotels, net of income tax	(500)	25,902	27,988	41,222
Gain on sale of land	-	1,958	-	1,958
Debt extinguishment	-	(1,071)	(902)	(1,311)
Minority interests	12	(877)	(1,818)	(1,719)
Income (loss) from discontinued operations	(547)	26,030	33,346	42,480
Depreciation and amortization, net of minority interests	-	2,548	14	15,451
Minority interest in FelCor LP	(12)	569	724	903
Interest expense, net of minority interests	-	241	27	1,168
EBITDA from discontinued operations	(559)	29,388	34,111	60,002
Loss (gain) on sale of hotels, net of income tax and minority interests	500	(25,902)	(27,330)	(40,650)
Impairment loss, net of minority interests	-	1,332	-	15,547
Charges related to early extinguishment of debt, net of minority interests	-	1,069	811	1,285
Abandoned projects	-	79	-	79
Adjusted EBITDA from discontinued operations	$(59)	$5,966	$7,592	$36,263

Non-GAAP Financial Measures

We refer in this supplement to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, Same-Store FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and the limitations of such measures.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Non-GAAP Financial Measures (continued)

Reconciliation of Net Income (Loss) to FFO, Adjusted FFO and Same-Store FFO

(in thousands, except per share and unit data)

	Three Months Ended December 31,
	2007			2006
	Dollars	Shares	Per Share Amount	Dollars	Shares	Per Share Amount
Net income (loss)	$(3,292)			$10,986
Preferred dividends	(9,679)			(9,691)
Net income (loss) applicable to common stockholders	(12,971)	61,649	$(0.21)	1,295	61,268	$0.02
Depreciation, continuing operations	30,022	-	0.49	24,483	-	0.40
Depreciation, unconsolidated entities and discontinued operations	3,465	-	0.06	5,533	-	0.09
Loss (gain) on sale of hotels, net of income tax and minority interests	500	-	0.01	(25,902)	-	(0.43)
Minority interest in FelCor LP	(281)	1,354	(0.02)	28	1,355	0.01
Conversion of options and unvested restricted stock	-	341	-	-	371	-
FFO	20,735	63,344	0.33	5,437	62,994	0.09
Impairment loss, net of minority interests	-	-	-	1,332	-	0.02
Abandoned projects	-	-	-	112	-	-
Charges related to early extinguishment of debt, net of minority interests	-	-	-	15,786	-	0.25
Gain on swap termination	-	-	-	(1,715)	-	(0.03)
Conversion costs(a)	491	-	0.01	-	-	-
Adjusted FFO	21,226	63,344	0.34	20,952	62,994	0.33
Adjusted FFO from discontinued operations and acquired hotels	1,154	-	0.01	(5,728)	-	(0.09)
Gain on the sale of condominiums	(129)	-	-	-	-	-
Same-Store FFO	$22,251	63,344	$0.35	$15,224	62,994	$0.24

(a)	These costs relate to the conversion of our Hotel 480 Union Square in San Francisco to a Marriott brand. The conversion is expected to be complete by early 2009.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Non-GAAP Financial Measures (continued)

Reconciliation of Net Income to FFO, Adjusted FFO and Same-Store FFO

(in thousands, except per share and unit data)

	Year Ended December 31,
	2007			2006
	Dollars	Shares	Per Share Amount	Dollars	Shares	Per Share Amount
Net income	$89,039			$51,045
Preferred dividends	(38,713)			(38,713)
Net income applicable to common stockholders	50,326	61,897	$0.81	12,332	60,734	$0.20
Depreciation, continuing operations	110,751	-	1.79	94,579	-	1.56
Depreciation, unconsolidated entities and discontinued operations	12,071	-	0.20	26,911	-	0.44
Gain on sale of hotels, net of income tax and minority interests	(27,330)	-	(0.44)	(40,650)	-	(0.67)
Gain on sale of hotels in unconsolidated entities	(10,993)	-	(0.18)	-	-	-
Minority interest in FelCor LP	1,094	1,354	(0.03)	279	1,864	(0.04)
Conversion of options and unvested restricted stock	-	-	-	-	327	-
FFO	135,919	63,251	2.15	93,451	62,925	1.49
Impairment loss, net of minority interest	-	-	-	15,547	-	0.24
Abandoned projects	22	-	-	112	-	-
Charges related to debt extinguishment, net of minority interest	811	-	0.01	17,472	-	0.28
Gain on swap termination	-	-	-	(1,715)	-	(0.03)
Conversion costs(a)	491	-	0.01	-	-	-
Adjusted FFO	137,243	63,251	2.17	124,867	62,925	1.98
Adjusted FFO from discontinued operations and acquired hotels	(6,470)	-	(0.11)	(35,111)	-	(0.55)
Gain on sale of condominiums	(18,622)	-	(0.29)	-	-	-
Same-Store FFO	$112,151	63,251	$1.77	$89,756	62,925	$1.43

(a)	These costs relate to the conversion of our Hotel 480 Union Square in San Francisco to a Marriott brand. The conversion is expected to be complete by early 2009.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Non-GAAP Financial Measures (continued)

Reconciliation of Net Income to EBITDA, Adjusted EBITDA and Same-Store EBITDA

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Net income (loss)	$(3,292)	$10,986	$89,039	$51,045
Depreciation, continuing operations	30,022	24,483	110,751	94,579
Depreciation, unconsolidated entities and discontinued operations	3,465	5,533	12,071	26,911
Minority interest in FelCor Lodging LP	(281)	28	1,094	279
Interest expense	25,318	25,538	98,929	114,909
Interest expense, unconsolidated entities and discontinued operations	1,417	2,104	5,987	7,657
Amortization expense	1,127	741	4,255	5,080
EBITDA	57,776	69,413	322,126	300,460
Loss (gain) on sale of hotels, net of income tax and minority interests	500	(25,902)	(27,330)	(40,650)
Gain on sale of hotels in unconsolidated entities	-	-	(10,993)	-
Impairment loss, discontinued operations	-	1,332	-	15,547
Abandoned projects	-	112	22	112
Charges related to debt extinguishment, net of minority interests	-	15,786	811	17,472
Gain on swap termination	-	(1,715)	-	(1,715)
Conversion costs(a)	491	-	491	-
Adjusted EBITDA	58,767	59,026	285,127	291,226
Adjusted EBITDA from discontinued operations and acquired hotels	552	(5,966)	(7,099)	(36,263)
Gain on sale of condominiums	(129)	-	(18,622)	-
Same-Store EBITDA	$59,190	$53,060	$259,406	$254,963

(a)	These costs relate to the conversion of our Hotel 480 Union Square in San Francisco to a Marriott brand. The conversion is expected to be complete by early 2009.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Non-GAAP Financial Measures (continued)

Reconciliation of Adjusted EBITDA to Hotel EBITDA

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Adjusted EBITDA	$58,767	$59,026	$285,127	$291,226
Other revenue	(477)	(10)	(3,089)	(79)
Adjusted EBITDA from discontinued operations	59	(5,966)	(7,592)	(36,263)
Equity in income from unconsolidated subsidiaries (excluding interest and depreciation expense)	(6,233)	(7,139)	(29,095)	(31,309)
Minority interest in other partnerships (excluding interest and depreciation expense)	203	51	311	(215)
Consolidated hotel lease expense	13,923	15,190	61,652	61,054
Unconsolidated taxes, insurance and lease expense	(1,726)	(1,377)	(7,314)	(6,273)
Interest income	(1,563)	(1,517)	(6,440)	(4,042)
Other expenses	622	-	2,312	-
Corporate expenses (excluding amortization expense)	3,859	4,037	16,463	18,228
Loss on sale of other assets	-	-	-	92
Gain on sale of condominiums	(129)	-	(18,622)	-
Hotel EBITDA	$67,305	$62,295	$293,713	$292,419

Reconciliation of Net Income to Hotel EBITDA

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Net income (loss)	$(3,292)	$10,986	$89,039	$51,045
Discontinued operations	547	(26,030)	(33,346)	(42,480)
Equity in income from unconsolidated entities	(846)	(1,829)	(20,357)	(11,537)
Minority interests	(570)	(867)	(1,033)	(2,508)
Consolidated hotel lease expense	13,923	15,190	61,652	61,054
Unconsolidated taxes, insurance and lease expense	(1,726)	(1,377)	(7,314)	(6,273)
Interest expense, net	23,755	24,021	92,489	110,867
Charges related to debt extinguishment	-	14,632	-	16,033
Gain on swap termination	-	(1,715)	-	(1,715)
Corporate expenses	4,986	4,778	20,718	23,308
Depreciation	30,022	24,483	110,751	94,579
Other expenses	1,112	-	2,803	-
Abandoned projects	-	33	22	33
Loss on sale of other assets	-	-	-	92
Gain on sale of condominiums	(129)	-	(18,622)	-
Other revenue	(477)	(10)	(3,089)	(79)
Hotel EBITDA	$67,305	$62,295	$293,713	$292,419

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Non-GAAP Financial Measures (continued)

Hotel EBITDA and Hotel EBITDA Margin

(dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Total revenue	$248,506	$232,902	$1,021,884	$991,038
Retail space rental and other revenue	(477)	(10)	(3,089)	(79)
Hotel operating revenue	248,029	232,892	1,018,795	990,959
Hotel operating expenses	(180,724)	(170,597)	(725,082)	(698,540)
Hotel EBITDA	$67,305	$62,295	$293,713	$292,419
Hotel EBITDA margin	27.1%	26.7%	28.8%	29.5%

Reconciliation of Ratio of Operating Income to Total Revenue to Hotel EBITDA Margin

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Ratio of operating income to total revenue	7.8%	8.2%	10.6%	12.1%
Other revenue	(0.2)	-	(0.3)	-
Unconsolidated taxes, insurance and lease expense	(0.7)	(0.6)	(0.7)	(0.6)
Consolidated hotel lease expense	5.6	6.5	6.1	6.2
Other expenses	0.5	-	0.2	-
Corporate expenses	2.0	2.1	2.0	2.3
Depreciation	12.1	10.5	10.9	9.5
Hotel EBITDA margin	27.1%	26.7%	28.8%	29.5%

Reconciliation of Total Operating Expense to Hotel Operating Expense

(dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Reconciliation of total operating expenses to hotel operating expenses:
Total operating expenses	$229,041	$213,704	$913,714	$871,241
Unconsolidated taxes, insurance and lease expense	1,726	1,377	7,314	6,273
Consolidated hotel lease expense	(13,923)	(15,190)	(61,652)	(61,054)
Corporate expenses	(4,986)	(4,778)	(20,718)	(23,308)
Other expenses	(1,112)	-	(2,803)	-
Abandoned projects	-	(33)	(22)	(33)
Depreciation	(30,022)	(24,483)	(110,751)	(94,579)
Hotel operating expenses	$180,724	$170,597	$725,082	$698,540

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Non-GAAP Financial Measures (continued)

Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures, including FFO, Adjusted FFO, Same-Store FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a hotel REIT’s performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.

FFO and EBITDA

The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), defines FFO as net income or loss (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.  We compute FFO in accordance with standards established by NAREIT.

This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

EBITDA is a commonly used measure of performance in many industries. We define EBITDA as net income or loss (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.

Adjustments to FFO and EBITDA

We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional recurring and non-recurring items such as those described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, Same-Store FFO, Adjusted EBITDA and Same-Store EBITDA, when combined with GAAP net income, EBITDA and FFO, is beneficial to an investor’s better understanding of our operating performance.

•

Gains and losses related to early extinguishment of debt and interest rate swaps – We exclude gains and losses related to early extinguishment of debt and interest rate swaps from FFO and EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Non-GAAP Financial Measures (continued)

•

Impairment losses – We exclude the effect of impairment losses and gains or losses on disposition of assets in computing Adjusted FFO and Adjusted EBITDA because we believe that including these is not consistent with reflecting the ongoing performance of our remaining assets. Additionally, we believe that impairment charges and gains or losses on disposition of assets represent accelerated depreciation or excess depreciation, and depreciation is excluded from FFO by the NAREIT definition and from EBITDA.

•

Cumulative effect of a change in accounting principle – Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.

In addition, to derive Adjusted EBITDA, we adjust EBITDA for gains or losses on the sale of assets because we believe that including them in EBITDA is not consistent with reflecting ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.

To derive Same-Store FFO, we make the same adjustments to FFO as for Adjusted FFO and additionally, exclude FFO from discontinued operations, FFO from hotels acquired during the most recent year, and gains and losses from the disposition of non-depreciable assets. To derive Same-Store EBITDA, we make the same adjustments to EBITDA as for Adjusted EBITDA and, additionally, exclude EBITDA from discontinued operations, EBITDA from hotels acquired during the most recent year, and gains and losses from the disposition of non-depreciable assets.

Hotel EBITDA and Hotel EBITDA Margin

Hotel EBITDA and Hotel EBITDA margin are commonly used measures of performance in the industry and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that Hotel EBITDA and Hotel EBITDA margin are useful to investors by providing greater transparency with respect to two significant measures used by us in our financial and operational decision-making. Additionally, these measures facilitate comparisons with other hotel REITs and hotel owners. We present Hotel EBITDA and Hotel EBITDA margin by eliminating corporate-level expenses, depreciation and expenses related to our capital structure. We eliminate corporate-level costs and expenses because we believe property-level results provide investors with supplemental information with respect to the ongoing operating performance of our hotels and the effectiveness of management on a property-level basis. We eliminate depreciation and amortization, even though they are property-level expenses, because we do not believe that these non-cash expenses, which are based on historical cost accounting for real estate assets and implicitly assume that the value of real estate assets diminish predictably over time, accurately reflect an adjustment in the value of our assets. We also eliminate consolidated percentage rent paid to unconsolidated entities, which is effectively eliminated by minority interest expense and equity in income from unconsolidated subsidiaries, and include the cost of unconsolidated taxes, insurance and lease expense, to reflect the entire operating costs applicable to our hotels.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Non-GAAP Financial Measures (continued)

Limitations of Non-GAAP Measures

The use of these non-GAAP financial measures has certain limitations. FFO, Adjusted FFO, Same-Store FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, as presented by us, may not be comparable to FFO, Adjusted FFO, Same-Store FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin as calculated by other real estate companies. These measures do not reflect certain expenses that we incurred and will incur, such as depreciation and interest or capital expenditures. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, Same-Store FFO, EBITDA, Adjusted EBITDA or Same-Store EBITDA be considered as measures of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders. FFO, Adjusted FFO, Same-Store FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin reflect additional ways of viewing our operations that we believe when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Debt Summary

(dollars in thousands)

	Encumbered	Interest Rate at	Maturity	Consolidated
	Hotels	December 31, 2007	Date	Debt
Line of credit(a)	none	L + 0.80	August 2011	$-
Senior term notes	none	8.50(b)	June 2011	299,163
Senior term notes	none	L + 1.875	December 2011	215,000
Special line of credit	none	L + 0.40	March 2008	8,350
Total line of credit and senior debt(c)		7.65		522,513

Mortgage debt	12 hotels	L + 0.93(d)	November 2008(e)	250,000
Mortgage debt	7 hotels	6.57	June 2009-2014	89,087
Mortgage debt	7 hotels	7.32	March 2009	120,827
Mortgage debt	8 hotels	8.70	May 2010	165,981
Mortgage debt	6 hotels	8.73	May 2010	119,568
Mortgage debt	2 hotels	L + 1.55(f)	May 2009(g)	175,980
Mortgage debt	1 hotel	L + 2.85	August 2008	15,500
Mortgage debt	1 hotel	5.81	July 2016	12,509
Other	1 hotel	9.17	August 2011	3,642
Total mortgage debt(c)	45 hotels	6.99		953,094
Total		7.22%		$1,475,607

(a)

We have a borrowing capacity of $250 million on our line of credit. The interest on this line can range from 80 to 150 basis points over LIBOR, based on our leverage ratio as defined in our line of credit agreement.

(b)	The interest rate on these senior notes will increase to 9.0% if the credit rating on our senior debt is downgraded by Moody’s to B1 and Standard & Poor’s rating remains below BB-.
(c)	Interest rates are calculated based on the weighted average debt outstanding at December 31, 2007.
(d)	We have purchased an interest rate cap for this notional amount with a cap rate of 7.8% that expires in November 2008.
(e)	This loan has three one-year extension options that permit the maturity to be extended to 2011, at our option.
(f)	We have purchased interest rate caps for $177 million aggregate notional amounts with cap rates of 6.25% which expire in May 2009.
(g)	These loans have three one-year extension options that permit the maturity to be extended to 2012, at our option.

Debt Statistics at December 31, 2007

Weighted average interest	7.22%
Fixed interest rate debt to total debt	54.9%
Weighted average maturity of debt	4 years
Mortgage debt to total assets	35.5%

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Debt Summary (continued)

At December 31, 2007, future scheduled principal payments on outstanding debt are as follows (in thousands):

Year	Secured Debt	Unsecured Debt	Total
2008	$279,233	$8,350	$287,583	(a)
2009	319,465	-	319,465	(b)
2010	274,376	-	274,376
2011	3,030	515,000	518,030
2012	2,415	-	2,415
2013 and thereafter	75,820	-	75,820
Discount	(1,245)	(837)	(2,082)
Total debt	$953,094	$522,513	$1,475,607

(a)	Includes $250,000 of mortgage debt that has three one-year extension options.
(b)	Includes $176 million of mortgage debt that has three one-year extension options.

At December 31, 2007, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 17 hotels. These ventures had approximately $188 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt was $94 million.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

PORTFOLIO DATA

Portfolio Distribution at December 31, 2007

(85 consolidated hotels)

Brand	Hotels	Rooms	% of Total Rooms	% of 2007 Hotel EBITDA(a)
Embassy Suites Hotels	47	12,129	48	57
Holiday Inn-branded	17	6,305	25	19
Sheraton -branded	8	2,681	11	13
Doubletree-branded	7	1,471	6	7
Hilton-branded	2	559	2	2
Renaissance Resorts	2	921	4	-
Other	2	939	4	2

Top Markets
South Florida area	5	1,436	6	7
Atlanta	5	1,462	6	7
Los Angeles area	4	898	4	6
San Francisco Bay area	6	2,141	9	6
Orlando	5	1,690	7	5
Dallas	4	1,333	6	4
Minneapolis	3	736	3	4
Phoenix	3	798	3	4
Northern New Jersey	3	756	3	4
San Diego	1	600	2	3
Washington, D.C.	1	443	2	3
Chicago	3	795	3	3
San Antonio	3	874	4	3
Philadelphia	2	729	3	3
Boston	2	532	2	2

Location
Suburban	33	8,360	33	36
Urban	20	6,362	25	25
Airport	20	6,205	26	26
Resort	12	4,078	16	13

Segment
Upper-upscale	68	18,700	75	81
Full service	17	6,305	25	19

(a)	Hotel EBITDA is more fully described on page 15 of this supplement.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Detailed Operating Statistics by Brand

(83 consolidated hotels)(a)

	Occupancy (%)
	Three Months Ended December 31,			Year Ended December 31,
	2007	2006	%Variance	2007	2006	%Variance
Embassy Suites	68.0	71.2	(4.4)	71.7	75.0	(4.5)
Holiday Inn	65.3	58.8	11.1	69.1	69.2	(0.1)
Sheraton and Westin(b)	63.2	66.7	(5.2)	68.1	70.8	(3.8)
Doubletree	68.2	67.5	1.1	71.7	74.2	(3.4)
Other(c)	61.9	58.2	6.4	68.9	67.8	1.6

Total	66.4	66.6	(0.2)	70.4	72.6	(3.0)

	ADR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2007	2006	%Variance	2007	2006	%Variance
Embassy Suites	141.69	133.05	6.5	143.10	134.12	6.7
Holiday Inn	119.89	109.46	9.5	117.59	109.52	7.4
Sheraton and Westin(b)	127.62	121.70	4.9	126.77	121.10	4.7
Doubletree	139.38	129.91	7.3	143.11	130.27	9.9
Other(c)	131.98	128.50	2.7	137.29	132.33	3.7

Total	133.79	125.73	6.4	134.21	125.98	6.5

	RevPAR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2007	2006	%Variance	2007	2006	%Variance
Embassy Suites	96.39	94.68	1.8	102.54	100.63	1.9
Holiday Inn	78.31	64.38	21.6	81.22	75.74	7.2
Sheraton and Westin(b)	80.63	81.13	(0.6)	86.33	85.73	0.7
Doubletree	95.11	87.69	8.5	102.55	96.68	6.1
Other(c)	81.66	74.75	9.2	94.62	89.73	5.4

Total	88.89	83.72	6.2	94.48	91.45	3.3

(a)	The two Renaissance Resorts we acquired in December 2007 are excluded from this comparison.
(b)	Includes eight Sheraton-branded hotels and one Westin hotel.
(c)	Other hotels include two Hilton-branded hotels and one Crowne Plaza hotel.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Detailed Operating Statistics for FelCor’s Top Markets

(83 consolidated hotels)(a)

	Occupancy (%)
	Three Months Ended December 31,			Year Ended December 31,
	2007	2006	%Variance	2007	2006	%Variance
South Florida area	72.3	78.4	(7.7)	73.2	79.5	(7.9)
Atlanta	66.2	68.5	(3.4)	73.2	75.2	(2.5)
Los Angeles area	61.8	70.0	(11.6)	74.5	75.2	(0.9)
San Francisco Bay area	74.8	70.3	6.4	76.6	76.0	0.8
Orlando	74.3	69.8	6.5	76.8	76.6	0.3
Dallas	64.8	64.3	0.7	65.0	69.9	(7.1)
Minneapolis	67.5	66.4	1.7	74.8	70.2	6.6
Phoenix	63.6	69.9	(9.0)	67.3	72.9	(7.6)
Northern New Jersey	73.6	66.3	11.0	72.0	69.3	3.8
San Diego	69.2	74.9	(7.6)	74.5	81.5	(8.6)
Washington, D.C.	59.6	63.3	(5.8)	65.7	66.4	(1.1)
Chicago	70.1	70.8	(1.0)	71.5	74.9	(4.5)
San Antonio	61.1	66.8	(8.6)	73.7	76.1	(3.2)
Philadelphia	69.5	68.8	0.9	68.9	73.4	(6.1)
Boston	72.3	62.8	15.2	68.6	73.0	(6.0)
	ADR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2007	2006	%Variance	2007	2006	%Variance
South Florida area	145.04	134.92	7.5	151.23	140.16	7.9
Atlanta	124.73	116.89	6.7	122.66	118.35	3.6
Los Angeles area	153.95	139.11	10.7	158.71	142.74	11.2
San Francisco Bay area	144.51	132.82	8.8	141.59	130.97	8.1
Orlando	104.96	99.77	5.2	105.62	100.24	5.4
Dallas	122.10	113.71	7.4	123.83	112.87	9.7
Minneapolis	146.38	137.70	6.3	144.24	137.72	4.7
Phoenix	145.37	138.53	4.9	146.03	133.17	9.7
Northern New Jersey	160.24	153.89	4.1	157.02	148.76	5.5
San Diego	153.18	142.75	7.3	154.92	140.40	10.3
Washington, D.C.	160.14	164.03	(2.4)	164.66	161.75	1.8
Chicago	132.18	127.64	3.6	131.68	123.78	6.4
San Antonio	106.48	102.31	4.1	109.66	103.94	5.5
Philadelphia	146.02	138.13	5.7	138.88	130.00	6.8
Boston	165.15	153.41	7.7	158.52	151.65	4.5
	RevPAR ($)
	Three Months Ended December 31,			Year Ended December 31,
	2007	2006	%Variance	2007	2006	%Variance
South Florida area	104.93	105.76	(0.8)	110.67	111.38	(0.6)
Atlanta	82.54	80.05	3.1	89.85	88.95	1.0
Los Angeles area	95.21	97.32	(2.2)	118.26	107.36	10.2
San Francisco Bay area	108.10	93.34	15.8	108.42	99.53	8.9
Orlando	78.04	69.63	12.1	81.11	76.78	5.6
Dallas	79.07	73.11	8.2	80.47	78.94	1.9
Minneapolis	98.86	91.46	8.1	107.91	96.69	11.6
Phoenix	92.45	96.81	(4.5)	98.32	97.05	1.3
Northern New Jersey	117.93	102.05	15.6	113.07	103.16	9.6
San Diego	106.05	106.92	(0.8)	115.36	114.36	0.9
Washington, D.C.	95.39	103.76	(8.1)	108.10	107.42	0.6
Chicago	92.66	90.38	2.5	94.18	92.75	1.5
San Antonio	65.05	68.39	(4.9)	80.84	79.14	2.1
Philadelphia	101.42	95.10	6.6	95.68	95.36	0.3
Boston	119.47	96.35	24.0	108.72	110.67	(1.8)

(a)	The two Renaissance Resorts we acquired in December 2007 are excluded from this analysis.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Pro Rata Share of Rooms Owned

	Hotels	Room Count at December 31, 2007
Consolidated hotels in continuing operations	85	25,005
Unconsolidated hotel operations	4	647
Total hotels	89	25,652

50% joint ventures	17	(2,032)
60% joint ventures	1	(214)
75% joint ventures	1	(55)
90% joint ventures	3	(68)
97% joint venture	1	(10)
Total owned rooms by joint venture partners		(2,379)
Pro rata share of rooms owned		23,273

Capital Expenditures (dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Improvements and additions to consolidated hotels	$ 43,809	$ 60,285	$ 228,390	$ 169,284
Joint venture partners’ prorata share of additions to hotels	(862)	(810)	(3,420)	(1,840)
Prorata share of unconsolidated additions to hotels	7,740	2,653	26,816	11,483
Total additions to hotels(1)	$ 50,687	$ 62,128	$ 251,786	$ 178,927

(1)	Includes capitalized interest, property taxes, ground leases and certain employee costs.

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Hotel Portfolio Listing

	State	Rooms	% Owned (a)	Brand
Consolidated Hotels
Birmingham(b) (c)	AL	242		Embassy Suites Hotel
Phoenix – Biltmore(b)	AZ	232		Embassy Suites Hotel
Phoenix Crescent Hotel(b) (c)	AZ	342		Sheraton
Phoenix Tempe(b)	AZ	224		Embassy Suites Hotel
Dana Point – Doheny Beach	CA	195		Doubletree Guest Suites
Indian Wells – Esmeralda Resort & Spa(b)	CA	560		Renaissance Resort
Los Angeles – Anaheim (Located near Disneyland Park)(b)	CA	222		Embassy Suites Hotel
Los Angeles – El Segundo – International Airport –South	CA	349	97%	Embassy Suites Hotel
Milpitas – Silicon Valley(b)	CA	266		Embassy Suites Hotel
Napa Valley(b)	CA	205		Embassy Suites Hotel
Oxnard – Mandalay Beach Resort & Conference Center(c)	CA	248		Embassy Suites Hotel
San Diego – On the Bay	CA	600		Holiday Inn
San Francisco – Burlingame Airport	CA	340		Embassy Suites Hotel
San Francisco – South San Francisco Airport(b)	CA	312		Embassy Suites Hotel
San Francisco – Fisherman’s Wharf	CA	585		Holiday Inn
San Francisco – Hotel 480 Union Square	CA	403		Independent(d)
San Rafael – Marin County/Conference Center(b)	CA	235	50%	Embassy Suites Hotel
Santa Barbara – Goleta	CA	160		Holiday Inn
Santa Monica – Beach at the Pier(c)	CA	132		Holiday Inn
Wilmington(b)	DE	244	90%	Doubletree
Boca Raton(b)	FL	263		Embassy Suites Hotel
Cocoa Beach – Oceanfront	FL	500		Holiday Inn
Deerfield Beach – Boca Raton/Deerfield Beach Resort(b) (c)	FL	244		Embassy Suites Hotel
Ft. Lauderdale – 17th Street(b)	FL	358		Embassy Suites Hotel
Ft. Lauderdale – Cypress Creek(b)	FL	253		Sheraton Suites
Jacksonville – Baymeadows(b)	FL	277		Embassy Suites Hotel
Miami – International Airport(b)	FL	318		Embassy Suites Hotel
Orlando – International Airport(b)	FL	288		Holiday Inn
Orlando – International Drive – Resort	FL	652		Holiday Inn
Orlando – International Drive South/Convention Center(b)	FL	244		Embassy Suites Hotel
Orlando– (North)	FL	277		Embassy Suites Hotel
Orlando – Walt Disney World Resort	FL	229		Doubletree Guest Suites
St. Petersburg – Vinoy Resort & Golf Club(b)	FL	361		Renaissance Resort
Tampa– On Tampa Bay(b)	FL	203		Doubletree Guest Suites
Atlanta – Airport(b)	GA	232		Embassy Suites Hotel
Atlanta – Buckhead(b) (c)	GA	316		Embassy Suites Hotel
Atlanta – Galleria(b)	GA	278		Sheraton Suites
Atlanta – Gateway – Atlanta Airport	GA	395		Sheraton
Atlanta – Perimeter Center(b) (c)	GA	241	50%	Embassy Suites Hotel
Chicago – Lombard/Oak Brook(b)	IL	262	50%	Embassy Suites Hotel
Chicago – Northshore/Deerfield (Northbrook) (b)	IL	237		Embassy Suites Hotel
Chicago – O’Hare Airport(b)	IL	296		Sheraton Suites
Indianapolis – North(b) (c)	IN	221	75%	Embassy Suites Hotel
Kansas City – Overland Park(b) (c)	KS	199	50%	Embassy Suites Hotel
Lexington – Lexington Green(b)	KY	174		Hilton Suites
Baton Rouge(b)	LA	223		Embassy Suites Hotel

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Hotel Portfolio Listing

	State	Rooms	% Owned(a)	Brand
New Orleans(b) (c)	LA	370		Embassy Suites Hotel
New Orleans – French Quarter(c)	LA	374		Holiday Inn
Boston – Beacon Hill	MA	303		Holiday Inn
Boston – Marlborough(b)	MA	229		Embassy Suites Hotel
Baltimore – BWI Airport(b)	MD	251	90%	Embassy Suites Hotel
Bloomington(b) (c)	MN	218		Embassy Suites Hotel
Minneapolis – Airport(b)	MN	310		Embassy Suites Hotel
St. Paul – Downtown(b)	MN	208		Embassy Suites Hotel
Kansas City – Plaza(b) (c)	MO	266	50%	Embassy Suites Hotel
Charlotte(b) (c)	NC	274	50%	Embassy Suites Hotel
Charlotte SouthPark	NC	208		Doubletree Guest Suites
Raleigh(b)	NC	203		Doubletree Guest Suites
Raleigh – Crabtree(b) (c)	NC	225	50%	Embassy Suites Hotel
Parsippany(b)	NJ	274	50%	Embassy Suites Hotel
Piscataway – Somerset(b)	NJ	221		Embassy Suites Hotel
Secaucus – Meadowlands(b)	NJ	261	50%	Embassy Suites Hotel
Philadelphia – Historic District	PA	364		Holiday Inn
Philadelphia – Society Hill(b)	PA	365		Sheraton
Pittsburgh – At University Center (Oakland)(b)	PA	251		Holiday Inn
Charleston – Mills House (Historic Downtown)(b)	SC	214		Holiday Inn
Myrtle Beach – At Kingston Plantation(c)	SC	255		Embassy Suites Hotel
Myrtle Beach Resort(c)	SC	385		Hilton
Nashville – Airport/Opryland Area	TN	296		Embassy Suites Hotel
Nashville – Opryland/Airport (Briley Parkway)	TN	383		Holiday Inn
Austin(b)	TX	189	90%	Doubletree Guest Suites
Austin – Central(b) (c)	TX	260	50%	Embassy Suites Hotel
Corpus Christi(b)	TX	150		Embassy Suites Hotel
Dallas – DFW International Airport-South(b)	TX	305		Embassy Suites Hotel
Dallas – Love Field(b)	TX	248		Embassy Suites Hotel
Dallas – Market Center	TX	244		Embassy Suites Hotel
Dallas – Park Central(c)	TX	536	60%	Westin
Houston – Medical Center	TX	287		Holiday Inn & Suites
San Antonio – International Airport(b) (c)	TX	261	50%	Embassy Suites Hotel
San Antonio – International Airport(b)	TX	397		Holiday Inn
San Antonio – N.W. I-10(b) (c)	TX	216	50%	Embassy Suites Hotel
Burlington Hotel & Conference Center(b)	VT	309		Sheraton
Vienna – At Tysons Corner(b)	VA	443	50%	Sheraton

Canada
Toronto – Airport	Ontario	445		Holiday Inn
Toronto – Yorkdale	Ontario	370		Holiday Inn

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months and Year Ended December 31, 2007

Hotel Portfolio Listing

	State	Rooms	% Owned(a)	Brand
Unconsolidated Hotels
Hays(b)	KS	191	50%	Holiday Inn
Salina(b)	KS	192	50%	Holiday Inn
Salina – I-70(b)	KS	93	50%	Holiday Inn Express & Suites
New Orleans – Chateau LeMoyne (In French Quarter/Historic Area)(b)	LA	171	50%	Holiday Inn

(a)	We own 100% of the real estate interests unless otherwise noted.
(b)	This hotel was encumbered by mortgage debt or capital lease obligation at December 31, 2007.
(c)	Renovations are to be completed in 2008. Unless otherwise noted, all the other hotels completed renovations in 2006 or 2007.
(d)	Upon the completion of its renovation, by early 2009, this hotel will be rebranded as a Marriott hotel.

Hotels Sold in 2007

Property	Date Sold	Rooms	Total Gross Sales Price Per Quarter (in millions)
Hotels sold during the quarter ended March 31, 2007:
Los Angeles (Covina/I-10) Covina, CA – Embassy Suites(a)	Feb 2007	155
Palm Desert (Palm Desert Resort), CA – Embassy Suites	Feb 2007	202
Stamford, CT – Holiday Inn Select	March 2007	198
		555	$64.7
Hotels sold during the quarter ended June 30, 2007:
Houston (Intercontinental Airport), TX – Holiday Inn	May 2007	415
Dallas (Park Central), TX – Sheraton	May 2007	438
Dallas (Park Central Area), TX – Embassy Suites	June 2007	279
Dallas (West End/Convention Center) TX – Hampton Inn	June 2007	309
Lexington, KY – Sheraton Suites	June 2007	155
Brunswick, GA – Embassy Suites	June 2007	130
Troy – (North - Auburn Hills), MI – Embassy Suites	June 2007	251
Tulsa (I-44), OK – Embassy Suites	June 2007	244
		2,221	$126.3

(a)	This hotel was sold by one of our 50% owned unconsolidated joint ventures for gross proceeds of $22.0 million.